Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in S-8/A Registration Statement of our report dated December 20, 2000 included in Biozhem Cosmeceuticals, Inc.'s Form 10K-SB for the year ended September 30, 2000.


                                                            CORBIN & WERTZ

Irvine, California
February 16, 2001